EXHIBIT 99.1 1 INVESTOR PRESENTATION AUGUST 2020

FORWARD-LOOKING STATEMENTS 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD- LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS (1) RELATED TO THE COVID-19 PANDEMIC, WHICH INCLUDE RISKS AND UNCERTAINTIES RELATED TO THE CURRENT UNKNOWN DURATION OF THE COVID-19 PANDEMIC, THE IMPACT OF GOVERNMENTAL RESPONSES THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING STIMULUS PROGRAMS WHICH COULD ADVERSELY IMPACT LENDING DEMAND AND REGULATIONS WHICH COULD ADVERSELY AFFECT THE COMPANY’S ABILITY TO CONTINUE TO FULLY OPERATE, POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN AND RETAIL PRODUCTS, THE DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING, AND CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND (2) THOSE DISCUSSED AND DESCRIBED IN THE COMPANY’S 2019 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 3, 2020, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC, INCLUDING THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SEC ON APRIL 27, 2020. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

COVID-19 UPDATE 3 “DURING THESE UNPRECEDENTED TIMES RELATED TO THE COVID-19 PANDEMIC, WE ARE FOCUSED ON ENSURING THE HEALTH AND SAFETY OF OUR EMPLOYEES AND CUSTOMERS. FIRSTCASH ALSO REMAINS COMMITTED TO PROVIDING ESSENTIAL FINANCIAL SERVICES AND AFFORDABLE CONSUMER PRODUCTS TO OUR CUSTOMERS, ESPECIALLY DURING UNCERTAIN ECONOMIC TIMES. WE ARE DOING OUR BEST TO CONTINUE SERVING ALL OF OUR CUSTOMERS AND COMMUNITIES SAFELY, WITH AS LITTLE DISRUPTION AS POSSIBLE”— RICK WESSEL, CEO COVID-19 UPDATE: U.S. STORES –HAVE REMAINED OPEN AS AN ESSENTIAL BUSINESS – VERY LIMITED NUMBER OF TEMPORARY CLOSURES PRIMARILY RELATED TO LOCAL DECREES OR SAFETY PROTOCOLS LATAM STORES -OVER 99% OF STORES CURRENTLY OPEN AND OPERATING – MEXICO: FULLY OPERATIONAL EXCLUDING SHORT-TERM CLOSINGS DUE TO REGULATORY DECREE OR SAFETY PROTOCOLS . RETAIL SALES IN ALL STORES WERE COMPLETELY PROHIBITED BY REGULATORS DURING THE LAST THREE WEEKS OF MAY – GUATEMALA: ALL STORES CURRENTLY OPEN . REGULATORS IMPOSED COUNTRY-WIDE LOCK-DOWNS ON MANY WEEKENDS AND TWO MALL-BASED LOCATIONS WERE CLOSED FOR EXTENDED PERIODS – COLOMBIA: STORES WERE CLOSED AS PART OF A BROAD GOVERNMENT IMPOSED LOCK-DOWN BEGINNING IN LATE MARCH AND CONTINUING THROUGH VARIOUS DATES IN JUNE AND EARLY JULY – EL SALVADOR: STORES WERE CLOSED AS PART OF A BROAD GOVERNMENT IMPOSED LOCK-DOWN FROM LATE MARCH THROUGH THE END OF MAY

4 SECOND QUARTER RESULTS SECOND QUARTER BUSINESS: PAWN LOAN BALANCES DECLINED IN THE U.S. AND LATAM PRIMARILY DUE TO REDUCED LEVELS OF PERSONAL SPENDING ASSOCIATED WITH COVID-19 LOCKDOWNS – U.S. PAWN LOAN BALANCES FURTHER IMPACTED BY STIMULUS PAYMENTS, FORBEARANCE PROGRAMS AND ENHANCED UNEMPLOYMENT BENEFITS – LENDING TRENDS IN LATAM WERE SIMILAR, BUT SLIGHTLY LESS IMPACTED DUE TO LIMITED GOVERNMENT STIMULUS – LOAN ORIGINATION ACTIVITY, WHICH TROUGHED IN APRIL AND EARLY MAY, BEGAN TO REBOUND IN LATE MAY AND CONTINUES INTO JULY – IMPROVED YIELDS ON PAWN PORTFOLIO DRIVEN BY LOWER FORFEITURE RATES STRONG RETAIL DEMAND FOR STAY-AT-HOME PRODUCTS INCLUDING ELECTRONICS, TOOLS AND SPORTING GOODS – U.S. RETAIL SALES WERE UP 24%; ENHANCED BY STIMULUS PAYMENTS WHICH DROVE DEMAND ACROSS ALL CATEGORIES INCLUDING HIGHER MARGIN JEWELRY SALES – MEXICO RETAIL SALES WERE IMPACTED BY SEVERE GOVERNMENT RESTRICTIONS IN MAY WITH PARTIAL RECOVERY IN JUNE – RETAIL MARGIN IMPROVEMENTS NOTED IN BOTH U.S. AND LATIN AMERICA STRONG LIQUIDITY POSITION –PAID DOWN $156 MILLION ON LINES OF CREDIT SINCE MARCH 31 – CURRENT BALANCE OF UNSECURED CREDIT LINES STANDS AT $200 MILLION WITH $323 MILLION OF AVAILABILITY

5 SECOND HALF OF 2020 KEY BUSINESS DRIVERS FOR THE SECOND HALF: PAWN RECEIVABLE GROWTH – PAWN FEE REVENUE IN THE SECOND HALF WILL BE CORRELATED TO THE LOWER LEVEL OF PAWN RECEIVABLES AT JULY 1, 2020 – WHILE WE EXPECT PAWN ORIGINATIONS TO CONTINUE REBOUNDING WITH THE RE-OPENING OF THE ECONOMY, THE TIMING AND SLOPE OF RECOVERY REMAINS DIFFICULT TO PREDICT – IMPROVED YIELDS SHOULD PARTIALLY OFFSET LOWER BALANCES RETAIL SALES – WHILE SALES VOLUMES MAY BE IMPACTED BY LOWER INVENTORY LEVELS… . INCREASED PERCENTAGE OF DIRECT PURCHASES OF MERCHANDISE FROM CUSTOMERS HELPING TO SUPPLEMENT INVENTORY LEVELS . CONTINUED IMPROVEMENT IN RETAIL TURNS AND MARGIN METRICS EXPECTED TO PROVIDE ADDITIONAL SUPPORT EXPENSE CONTROL – CONTINUED FOCUS ON OPTIMIZING STORE LEVEL AND ADMINISTRATIVE EXPENSE STRUCTURE

6 U.S. OPERATIONS – 1,035 STORES IN 24 STATES AND THE DISTRICT OF COLUMBIA WHO WE ARE LEADING INTERNATIONAL PAWN OPERATOR WITH MORE THAN 2,700 RETAIL PAWN LOCATIONS AND APPROXIMATELY 19,000 EMPLOYEES IN 5 COUNTRIES 1,035 PAWN-FOCUSED BUSINESS MODEL SMALL SECURED PAWN LOANS TO UNBANKED AND CENTRAL + SOUTH AMERICA OPERATIONS – 82 STORES UNDERBANKED CONSUMERS — FULL-SERVICE LENDING AND RETAIL WITH STRONG MARGINS AND CASH FLOWS; EL SALVADOR GUATEMALA COLOMBIA RECESSION-RESISTANT BUSINESS MODEL 13 56 13 DOMESTIC GROWTH STRATEGY LATAM PROVEN MULTI-COUNTRY GROWTH STRATEGY WITH MATURE U.S. BUSINESS AND A LONG RUNWAY FOR GROWTH IN LATIN AMERICA MEXICO OPERATIONS – 1,628 STORES IN ALL 32 STATES SHAREHOLDER VALUE 1,628 STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS Store counts as of 06/30/2020

WHY INVEST IN FIRSTCASH? 7 ATTRACTIVE INDUSTRY DYNAMICS – CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $150 OR LESS 1 – STABLE REGULATORY ENVIRONMENT – PAWN LENDING PERFORMED WELL IN PAST CONSUMER CREDIT CONTRACTION CYCLES ROBUST SHAREHOLDER RETURNS – RISING DIVIDEND 3 – SHARE REPURCHASE PROGRAM HISTORICALLY STRONG GROWTH METRICS – STORE COUNT 2 – REVENUE, NET INCOME AND EPS $1.08 $275 $1.02 2,679 1,864 $3.89 $0.91 $3.81 2,473 $3.53 1,781 1,780 $3.41 $0.77 2,111 $3.00 $2.74 $114 $93 $80 STORE COUNT REVENUE EPS ADJUSTED EPS SHARES REPURCHASED ANNUAL DIVIDEND PER SHARE $ IN MILLIONS $ IN MILLIONS 1 Store counts as of 06/30/2020 2017 2018 2019 YTD JUN-2020 2020 RUN-RATE 1Future dividends are subject to approval by the Company’s Board of Directors

FIRSTCASH TIMELINE 8 1988 – BEGAN 2015 – 2016 PERATIONS IN EXAS O T MAXI PRENDA ACQUISITION – FIRST STORES IN GUATEMALA & EL SALVADOR Q2–2020 U.S. ROLL-UPS STORE COUNT ~ 100 STORES CONTINUED U.S. GROWTH 2,745 2018 – FIRST DE NOVO THROUGH ACQUISITIONS STORES IN COLOMBIA 1988 1999 2015 2019 2020 8 EXPANSION IN MEXICO – 1992 – IPO DE NOVO & ACQUISITIONS 1999 – FIRST STORES IN MEXICO 2018 – 2020 PRENDAMEX ACQUISITIONS – TAMAULIPAS, MEXICO 2016 – MERGER WITH OVER 500 STORES IN MEXICO OVER 800 U.S. STORES

LARGEST PAWN OPERATOR IN THE AMERICAS 9 – ALMOST $2 BILLION IN TOTAL REVENUE – 2,745 STORE LOCATIONS 0% 1% 5% 1% 29% 53% TOTAL REVENUE GROSS PROFIT $1.8 BILLION $1.0 BILLION 66% 45% RETAIL SALES PAWN FEES SCRAP JEWELRY SALES OTHER TTM results as of 06/30/2020

PAWN LOAN PRODUCT OVERVIEW 10  PAWN LOANS ARE SMALL AND  TYPICAL PAWN TRANSACTION CYCLE AFFORDABLE WITH A SHORT DURATION – TOTAL TRANSACTION TIME LESS THAN 15 MINUTES – TYPICALLY 30 TO 60 DAY TERM CUSTOMER ENTERS STORE – AVERAGE LOAN SIZE: WITH PERSONAL ASSET U.S. $190 ~25% - 30% ~70% - 75% LATAM $67 PAWN LOAN SELLS ASSET TO COMPANY $0 $50 $100 $150 $200 (COLLATERALIZED WITH ASSET) Results as of 06/30/2020; LatAm presented as constant currency using MXN-USD Fx rate 20:1  LOANS FULLY COLLATERALIZED WITH ~25%~25% ~75% ~75% PERSONAL PROPERTY CUSTOMER DOES NOT CUSTOMER REPAYS LOAN – COLLATERAL HELD IN SECURE BACKROOM OF STORE REPAY LOAN OR FEE & PAWN SERVICE FEE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS RETAIL SALES PAWN SERVICE FEES – TYPICAL RETAIL MARGIN OF 35% TO 40% ON SALE TYPICAL MARGIN = 35% - 40% MONTHLY YIELD = 12% - 13% OF FORFEITED COLLATERAL

PAWN COLLATERAL AND INVENTORY COMPOSITION 11 U.S. SEGMENT LATAM SEGMENT 13% 69% 48% 34% 6% 2% PAWN COLLATERAL 7% PAWN COLLATERAL 3% 2% 2% 11% 3% 10% 45% 62% 8% 39% 3% INVENTORY INVENTORY 14% 3% 2% 2% 11% 1% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Results as of 06/30/2020

PAWN REVENUE GROWTH ACROSS ECONOMIC CYCLES LEGACY FIRST CASH U.S. AND LATAM CORE GROSS PROFIT1 PER STORE 12 FINANCIAL CRISIS POST CRISIS RECOVERY CURRENT CYCLE $900 $817 $774 $804 $784 $770 $732 $732 $763 $750 $710 $705 $606 $647 $600 $450 U.S. $300 $150 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $600 $540 $542 $545 $490 $500 $456 $462 $450 $454 $421 $433 2 $379 $400 $349 M A $300 AT L $200 $100 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 PAWN FEES PER STORE RETAIL SALES GP PER STORE 1Core pawn GP from legacy U.S. and LatAm stores in operation since 2006 2CC Revenue, 2008 MXN @ 11.16 – Constant currency results are non-GAAP financial measures and are calculated by translating 2009 – 2019 amounts using the Avg. Fx rate for the year ended December 31, 2008.

PAWNSHOPS SERVE UNBANKED AND UNDERBANKED CONSUMERS 13 PAWN LOANS CAN BE EASILY ACCESSED BY CUSTOMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS —NO BANK ACCOUNT OR CREDIT HISTORY NECESSARY —ONLY A VALID GOVERNMENT ISSUED ID AND COLLATERAL REQUIRED TRUE MICROFINANCE PRODUCT —SMALL, AFFORDABLE AND LOWER COST ALTERNATIVE TO PAYDAY LOANS PAWNS ARE CUSTOMER FRIENDLY —NON-RECOURSE LOANS —NO LATE FEES —NO COLLECTIONS —NO NEGATIVE EXTERNAL CREDIT REPORTING “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — The Wall Street Journal

14 ENVIRONMENTALLY FRIENDLY BUSINESS MODEL CIRCULAR ECONOMY NO SUPPLY CHAIN NEIGHBORHOOD-BASED STORES WHICH CONTRIBUTE TO THE LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES NEED FOR MANUFACTURING MODERN “CIRCULAR ECONOMY” – BUY  USE  RETURN FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT RECYCLE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD With over 14 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

15 LATIN AMERICA OVERVIEW

FIRSTCASH LATAM GROWTH –REVENUE AND STORE COUNT 16 REVENUE GROWTH STORE COUNT 1,710 1,623 1,379 $803 ACQUISITIONS 864 999 828 955 672 DE NOVO OPENINGS $666 737 308 309 130 $573 795 846 607 647 690 707 $485 2015 2016 2017 2018 2019 Q2-2020 $368 $671 STORE ADDITIONS BY YEAR $557 $487 418 $417 $368 ACQUISITIONS 252 DE NOVO 220 366 OPENINGS 163 2015 2016 2017 2018 2019 179 70 91 50 40 TOTAL REVENUE, USD $ CC REVENUE, 2015 MXN @ 15.85 32 5 89 38 41 45 52 51 Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2015 2016 2017 2018 2019 YTD Jun-2020 2018 and 2019 amounts using the average exchange rate for the year ended December 31, 2015

17

Q2 Latin America Operating Trends:

✓ Retail Sales:

- Retail sales demand and margins in Latin America, while strong for "essential" general merchandise categories, were negatively impacted by extended store closures in certain markets and the three week shutdown of all retail operations in Mexico during May
- Q2-2020 margin of 36% in the second quarter compared to 35% in both the previous sequential quarter and the second quarter of the prior-year, reflecting strong turns for essential products such as computers, tablets and phones

✓ Scrap Sales:

- Net revenue from non-core scrap jewelry sales was $3.3 million for the quarter compared to $0.1 million in the prior-year period with sales margins of 25%, driven by increased dollar-denominated gold prices

✓ Pawn Yields Improvements:

- Average monthly effective yield on pawn loans for the quarter was 14%, reflecting improvement compared to the prior-year quarter



LatAm Return on Earning Assets
$500
$400
$300
$200
$100
$0
250%
200%
150%
100%
50%
0%
195.6%
184.9%
177.9%
181.1%
2017
2018
2019
TTM Q2-2020
Scrap GP
Retail GP
Pawn Fees
GP Return on Earning Assets



LatAm Retail Margin by Quarter
Retail Margin
38%
36%
34%
32%
30%
35.7%
34.7%
35.5%
36.2%
36.8%
34.8%
33.9%
32.4%
35.3%
36.5%
Q1
Q2
Q3
Q4-2018
Q1
Q2
Q3
Q4-2019
Q1
Q2
QTD Retail Margin

FirstCash

OVER 1,700 LATAM LOCATIONS IN 4 COUNTRIES 18 LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE -SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION  SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO MEXICO OPERATIONS – 1,628 STORES IN 32 STATES ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION POPULATION GDP PER CAPITA 132M US $8.9K  SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND INFLATION INFORMAL MARKET STRATEGIC ACQUISITIONS IN MEXICO 1,628 4.8% 54%  13 STORES OPENED IN COLOMBIA SINCE 2018. COLOMBIA IS A SIGNIFICANT MARKET WITH A POPULATION OF ALMOST 50 MILLION  23 NEW STORES OPENED IN GUATEMALA SINCE 2018. THEY CENTRAL AND SOUTH AMERICA OPERATIONS – 82 STORES MARK THE INTRODUCTION OF THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY GUATEMALA EL SALVADOR COLOMBIA 18M 6M 50M  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND $4.5K $3.9K $6.3K ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN 56 13 13 MARKETS 2.3% 0.4% 3.2% 74% 65% 64% Store counts as of 06/30/2020; Economic data sourced from World Bank, Forbes and Federal Reserve Bank of Boston

19 PRENDAMEX ACQUISITIONS 533 ACQUIRED PRENDAMEX STORES IN 2018–2020 – MOSTLY SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) IN HIGH TRAFFIC AREAS – FOCUSED ON JEWELRY AND SMALL ELECTRONICS SIMILAR TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN NEIGHBORHOODS IMPROVED PERFORMANCE METRICS SINCE ACQUISITION – CONSTANT CURRENCY SAME-STORE CORE REVENUES UP 17% IN THE FIRST QUARTER OF 2020 . 21% INCREASE IN RETAIL SALES . 11% INCREASE IN PAWN FEES

PROVEN NEW STORE OPENING PROCESS UNDEVELOPED SITE 20 AND RAPID PAYBACK MODEL NEW STORE TYPICAL MEXICO NEW STORE RAMP 1 ($ IN USD) REVENUE INVESTMENT (USD $) $600 CAP EX $181,000 $500  OPENED FIRST STORES IN MEXICO IN 1999 -LEASEHOLD IMPROVEMENTS & $400 FIXTURES  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM -COMPUTER & SECURITY $300  PROVEN SITE SELECTION STRATEGY EQUIPMENT $200 $100 SAME SITE AFTER REDEVELOPMENT TART UP OSSES S - L $26,000 $0 -PRE-OPENING YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 -FIRST SIX MONTHS OF STORE LEVEL INCOME (PRE-TAX) OPERATION $120 TOTAL STORE INVESTMENT $207,000 $90 WORKING CAPITAL (USD $) $60 FIRST YEAR FOR NEW STORE $93,000 $30 -OPERATING CASH -LOAN FUNDING $0  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT -INVENTORY  STATE OF THE ART SECURITY TECHNOLOGY -$30  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 _ON TIME AND WITHIN BUDGET 1 Peso to dollar exchange rate of 19.3

21 UNITED STATES OVERVIEW

OVER 1,000 U.S. LOCATIONS IN 24 STATES 22 AND THE DISTRICT OF COLUMBIA OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS 31 WA – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS 1 SIGNIFICANT UNDERBANKED DEMOGRAPHICS WY  27 1 OH 3DC NV 6 NE 27 24 65 28 IN 29MD ONTINUE COUTING MALL CQUISITIONS UT IL 6 VA C S S A CO 24 26 MO KY 41NC IN EXISTING MARKETS 27 18 OK TN 53 27 – HIGHLY FRAGMENTED INDUSTRY SC AZ 8 44 – OPPORTUNITY FOR CONTINUED ROLLUPS OF SMALL INDEPENDENT AL GA 411 26 OPERATORS (1 TO 20 STORES) TX LA 6 76 RECENT ACQUISITIONS BY YEAR AK FL 2019 27 2018 27 FirstCash headquarters located in Fort Worth, Texas — Store counts as of 06/30/2020 0 5 10 15 20 25 30 STORES ACQUIRED

Q2 U.S. OPERATING TRENDS: 23 RETURN ON EARNING ASSETS REVENUE GROWTH: $1,000 167.4% 180% –REVENUES FROM PAWN OPERATIONS INCREASED 6% 148.4% SCRAP GP 137.9% $750 121.9% –RETAIL SALES INCREASE OF 24% OFFSET LOWER PAWN FEES DUE TO 120% RETAIL GP IMPACT OF COVID-19 $500 PAWN FEES 60% GP RETURN ON RETAIL MARGIN IMPROVEMENTS: $250 EARNING ASSETS – Q2-2020 MARGIN OF 42% COMPARED TO 38% IN THE PRIOR-YEAR $0 0% PERIOD REFLECTING THE STRONG RETAIL DEMAND AND LOWER 2017 2018 2019 TTM Q2-2020 LEVELS OF AGED INVENTORY WHICH LIMITED THE NEED FOR NORMAL DISCOUNTING –COUPLED WITH THE 24% INCREASE IN TOP-LINE RETAIL SALES, TOTAL RETAIL MARGIN BY QUARTER GROSS PROFIT FROM RETAIL OPERATIONS INCREASED 36% FOR THE 43% 41.8% QUARTER 41% 38.6% 39% 38.0% 37.3% ARGIN 39.0% PAWN YIELD IMPROVEMENTS: 36.8% 38.3% M 37% 36.8% 37.0% –AVERAGE MONTHLY EFFECTIVE YIELD ON PAWN LOANS FOR THE ETAIL 35% R QUARTER WAS AN IMPROVEMENT OF BASIS POINTS 35.2% 15%, 300 33% COMPARED TO THE YIELD IN THE PRIOR-YEAR QUARTER 31% Q1 Q2 Q3 Q4-2018 Q1 Q2 Q3 Q4-2019 Q1 Q2 QTD RETAIL MARGIN

STABLE REGULATORY CLIMATE FOR PAWN 24 PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: — ARE COLLATERALIZED WITH A TANGIBLE ASSET — ARE NON-RECOURSE LOANS — HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES — DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA — NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS — STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011

WIND-DOWN OF NON-CORE CONSUMER LENDING PRODUCTS AND STORES 25 PRO FORMA INCLUDING CASH AMERICA ($ IN MILLIONS) CONSUMER LOAN REVENUE CONSUMER LOAN LOCATIONS $140 10% 600 531 $118 9% $120 500 8% 82 448 434 $100 $93 7% 64 400 114 63 7% $77 6% $80 113 5% 300 113 279 $60 5% $56 8 4% 4% 200 113 $40 3% 335 3% 2% 271 258 $20 100 $20 $2 1% 158 47 6 0 $0 1% 0% 0% 0 41 2015 2016 2017 2018 2019 YTD JUN-2020 2015 2016 2017 2018 2019 JUNE 30, 2020 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY

26 FINANCIAL HIGHLIGHTS

REVENUE AND EARNINGS HISTORY 27 ($ IN MILLIONS) REVENUE PROFITABILITY $1,864 $1,780 $1,781 $1,830 $168 $304 $20 $165 $289 $6 $158 $284 $156 $77 $56 $153 $273 $148 $144 $131 $1,088 $44 $1,844 $1,725 $1,824 $705 $1,703 $28 $1,045 $677 2015 2016 2017 2018 2019 TTM NET INCOME ADJUSTED NET INCOME1 ADJUSTED EBITDA1 Q2-2020 PAWN REVENUE OTHER 2017 2018 2019 TTM Q2-2020 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

EARNINGS PER SHARE 28 $4.50 $4.00 $3.81 $3.89 $3.69 $3.53 $3.48 $3.50 $3.41 $3.00 $3.00 $2.74 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 2017 2018 2019 TTM Q2-2020 EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

DIVIDEND GROWTH 29 ANNUALIZED DIVIDEND INCREASED 8% TO $1.20 $1.08 PER SHARE BEGINNING Q4-2019 $1.08 IDENTIFIES DIVIDEND INCREASE $1.02 $1.00 $0.91 $0.27 $0.27 $0.80 $0.77 $0.25 $0.20 $0.27 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.27 $0.25 $0.125 $0.22 $0.19 $0.20 $0.125 $0.25 $0.27 $0.19 $0.22 $0.125 $0.00 1 2016 2017 2018 2019 2020 RUN RATE QTR 1 QTR 2 QTR 3 QTR 4 1Future dividends are subject to approval by the Company’s Board of Directors

STRONG LIQUIDITY IN SECOND QUARTER OF 2020 30 USED TO REDUCE DEBT CASH FLOW FROM OPERATING ACTIVITIES 1 OUTSTANDING DEBT AND FREE CASH FLOW CASH FLOW FROM OPERATING ACTIVITIES FREE CASH FLOW LINES OF CREDIT 2024 SENIOR NOTES $350 $800 4.0 $301 $700 3.5 $300 $640 $640 $635 $656 $243 $600 3.0 $250 $235 $232 $220 $218 $222 $500 $500 2.5 $200 $340 $340 $335 $356 $400 1.9X $200 2.0 $150 $143 NET DEBT TO 2 $300 ADJUSTED EBITDA 1.5 1.5X $100 $200 1.0 $300 $300 $300 $300 $300 $50 $100 0.5 $0 $0 0.0 2017 2018 2019 YTD Q2-2020 06/30/2019 09/30/2019 12/31/2019 03/31/2020 06/30/2020 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure; See Company’s 07/22/2020 press release for a calculation of the Net Debt Ratio.

$2.0 BILLION IN GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS 31 THE LAST 10 YEARS (SINCE 2009) ($ IN MILLIONS) CUMULATIVE TOTAL $2.0 BILLION $2,000 STOCK REPURCHASES & DIVIDENDS: ACQUISITIONS: - 12,456,087 SPLIT-ADJUSTED SHARES REPURCHASED - 215 STORES ACQUIRED IN U.S. $1,800 - $164 MILLION IN CUMULATIVE DIVIDENDS PAID - 869 STORES ACQUIRED IN LATIN AMERICA $1,600 CAPITAL EXPENDITURES: $1,400 - INCLUDES 692 DE NOVO STORE OPENINGS $965 - INCLUDES 173 RETAIL PROPERTIES PURCHASED (SINCE 2009) $1,200 - 177 RETAIL PROPERTIES CURRENTLY OWNED $1,000 $800 $561 $600 $400 $200 $443 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2-2020 As of 06/30/2020 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT

32 INVESTMENT RECAP PAWN EXCLUSIVE BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RECESSION-RESISTANT BUSINESS MODEL PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW – LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS

33 APPENDIX

NON-GAAP FINANCIAL INFORMATION 34 THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND OTHER ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS AND BECAUSE THE COMPANY DOES NOT CONSIDER THESE MERGER AND OTHER ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS DUE TO THE ADOPTION OF ASC 842 ON JANUARY 1, 2019.

35

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME

($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	YEAR ENDED DECEMBER 31,						TRAILING SIX MONTHS		TRAILING TWELVE MONTHS	
	2017		2018		2019		JUNE 30, 2020		JUNE 30, 2020	
	IN THOUSANDS	PER SHARE	IN THOUSANDS	PER SHARE	IN THOUSANDS	PER SHARE	IN THOUSANDS	PER SHARE	IN THOUSANDS	PER SHARE
NET INCOME	$143,892	$3.00	$153,206	$3.41	$164,618	$3.81	$58,791	$1.41	$147,706	$3.48
ADJUSTMENTS, NET OF TAX:										
MERGER AND OTHER ACQUISITION EXPENSES	5,710	0.12	5,412	0.12	1,276	0.03	146	-	892	0.02
CONSUMER LENDING WIND-DOWN COSTS AND ASSET IMPAIRMENTS	-	-	1,166	0.03	2,659	0.06	71	-	771	0.01
NET TAX BENEFIT FROM TAX ACT	(27,269)	(0.57)	(1,494)	(0.03)	-	-	-	-	-	-
NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY	-	-	-	-	(653)	(0.01)	2,761	0.07	2,482	0.07
NON-CASH WRITE-OFF OF CERTAIN MERGER RELATED LEASE INTANGIBLES[1]	-	-	-	-	-	-	2,935	0.07	2,935	0.07
NON-CASH IMPAIRMENT OF CERTAIN OTHER ASSETS[2]	-	-	-	-	-	-	1,463	0.04	1,463	0.04
LOSS ON EXTINGUISHMENT OF DEBT	8,892	0.19	-	-	-	-	-	-	-	-
ADJUSTED NET INCOME	$131,225	$2.74	$158,290	$3.53	$167,900	$3.89	$66,167	$1.59	$156,249	$3.69

[1] *Certain above/below market store lease intangibles, recorded in conjunction with the Cash America merger in 2016, were written-off as a result of the Company purchasing the real estate from the landlords of the respective stores*

[2] *Impairment related to a non-operating asset in which the Company determined that an other than temporary impairment existed as of March 31, 2020*

FirstCash

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA 36 ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM 2017 2018 2019 Q2-2020 NET INCOME $143,892 $153,206 $164,618 $147,706 INCOME TAXES 28,420 52,103 59,993 55,682 DEPRECIATION AND AMORTIZATION 55,233 42,961 41,904 42, 518 INTEREST EXPENSE 24,035 29,173 34,035 32,509 INTEREST INCOME (1,597) (2,444) (1,055) (1,406) EBITDA 249,983 274,999 299,495 277,009 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 9,062 7,643 1,766 1,263 NON-CASH FOREIGN CURRENCY (GAIN) LOSS - - (933) 3,546 RELATED TO LEASE LIABILITY NON-CASH WRITE-OFF OF CERTAIN MERGER RELATED LEASE INTANGIBLES - - - 3,812 NON-CASH IMPAIRMENT OF CERTAIN OTHER ASSETS - - - 1,900 CONSUMER LENDING WIND-DOWN - 1,514 3,454 1,002 COSTS AND ASSET IMPAIRMENTS LOSS ON EXTINGUISHMENT OF DEBT 14,114 - - - ADJUSTED EBITDA $273,159 $284,156 $303,782 $288,532

37 RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) THREE MONTHS ENDED SIX MONTHS ENDED TTM ENDED YEAR ENDED DECEMBER 31, JUNE 30, JUNE 30, JUNE 30, 2017 2018 2019 2019 2020 2019 2020 2019 2020 CASH FLOW FROM OPERATING ACTIVITIES $220,357 $243,429 $231,596 $34,276 $65,914 $105,973 $143,299 $229,435 $268,922 CASH FLOW FROM INVESTING ACTIVITIES: 1 LOAN RECEIVABLES, NET 40,735 10,125 34,406 (22,642) 126,000 19,574 178,279 (1,214) 193,111 PURCHASES OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS (25,971) (35,677) (44,311) (13,246) (9,895) (22,904) (20,476) (44,113) (41,883) FREE CASH FLOW 235,121 217,877 221,691 (1,612) 182,019 102,643 301,102 184,108 420,150 MERGER AND OTHER ACQUISITION 6,659 7,072 1,276 426 96 530 146 4,503 892 EXPENSES PAID, NET OF TAX BENEFIT ADJUSTED FREE CASH FLOW $241,780 $224,949 $222,967 ($1,186) $182,115 $103,173 $301,248 $188,611 $421,042 1 Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral

CONSTANT CURRENCY 38 CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR.

39 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998